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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) May 3, 1999

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                           HOST MARRIOTT CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
                (State or Other Jurisdiction of Incorporation)

       001-14625                                        53-0085950
(Commission File Number)                (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

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      Registrant's Telephone Number, Including Area Code (310) 380-9000
        (Former Name or Former Address, if changed since last report.)

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                                   Form 8-K

ITEM 5. OTHER EVENTS

Host Marriott Corporation today held a press conference and reported its first quarter 1999 results of operations, noting that diluted Funds From Operations increased 15 percent to $.38 per share in 1999 over the 1998 first quarter pro forma FFO of $.33 per share. A press release providing further information regarding the 1999 first quarter earnings and other information is included as an exhibit to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            1999 First Quarter Earnings press release


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        HOST MARRIOTT CORPORATION

                                        By: /s/ Donald D. Olinger
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                                            Donald D. Olinger
                                            Senior Vice President and
                                            Corporate Controller

Date: May 3, 1999